Exhibit 10.2
AMENDMENT, LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT

This AMENDMENT, LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of May 15, 2020 and deemed effective as of April 1, 2020, and is entered into by and among HORIZON GLOBAL CORPORATION, a Delaware corporation ( “Borrower”), Cortland Capital Market Services LLC (as successor to JPMorgan Chase Bank, N.A.), as administrative agent (in such capacity, “Agent”), and the financial institutions party to this Agreement as Lenders.
RECITALS
WHEREAS, Borrower, Agent and certain financial institutions have entered into that certain Term Loan Credit Agreement, dated as of June 30, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, Borrower has informed Agent and the Lenders that (a) Horizon Global Company LLC, a Delaware limited liability company (the “PPP Borrower”), desires to participate in and obtain a Small Business Loan under the federal Paycheck Protection Program provided in Section 7(a) of the Small Business Act of 1953, as amended by the Coronavirus Aid, Relief, and Economic Security Act (as amended from time to time, the “PPP”), in a principal amount not to exceed $8,670,300 (the “PPP Loan”) from PNC Bank, National Association or another lender participating in the PPP (the “PPP Lender”), and (b) S.I.A.R.R. SAS, an indirect Subsidiary of the Borrower organized under the laws of France, has incurred or will incur an unsecured loan from BNP Paribas in an aggregate principal amount of €5,000,000 (the “BNP Paribas Loan”), (c) Westfalia-Automotive GmbH, an indirect Subsidiary of the Borrower organized under the laws of Germany, has incurred or will incur a state-guaranteed unsecured loan in an aggregate principal of up to $1,750,000 (the “Westfalia Loan”), (d) Horizon Global Germany GmbH, an indirect Subsidiary of the Borrower organized under the laws of Germany, has incurred or will incur a state-guaranteed loan in an aggregate principal amount of up to $600,000 (the “Horizon Germany Loan” and, together with the BNP Paribas Loan, the Westfalia Loan and the Horizon Germany Loan, the “Foreign Loans”), and in connection with the foregoing, Borrower has requested that Agent and the Lenders: (i) consent to the PPP Borrower’s incurrence of the PPP Loan, regardless of whether the PPP Loan is permitted under the Credit Agreement; (ii) consent to the PPP Borrower using the proceeds of the PPP Loan in accordance in all material respects with, and for purposes set forth in, the terms, provisions and guidelines of the PPP (or otherwise in accordance with the guidelines of the Small Business Administration or any other applicable United States Governmental Authority); (iii) consent to the PPP Loan not constituting Indebtedness under the Credit Agreement and such amount and any interest related thereto shall not be included in the calculation of any financial covenant, financial ratio or utilization of any dollar basket in the Credit Agreement; (iv) waive any requirement (if any) under the Credit Agreement that Borrower prepay the Loans with the net cash proceeds of the incurrence of the PPP Loan, (v) agree that any prepayment or forgiveness of the PPP Loan or any interest thereon shall be permitted notwithstanding any prohibition to the contrary contained in the Loan Documents, (vi) consent to the incurrence of the Foreign Loans, (vii) waive any requirement under the Credit Agreement that the Borrower prepay the Loans with the net cash proceeds of the incurrence of the Foreign Loans, and (viii) agree to certain other terms as described herein, and, in each case, subject to the satisfaction of the terms and conditions set forth herein, Agent and the Lenders are willing to do so.
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Documents and this Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Exhibit 10.2
ARTICLE I
DEFINITIONS

Initially capitalized terms used but not otherwise defined in this Agreement have the respective meanings set forth in the Credit Agreement.
ARTICLE II
RECITALS

The foregoing Recitals are hereby made as part of this Agreement.

ARTICLE III
CONSENT AND LIMITED WAIVER

Notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents, subject to the satisfaction (or waiver) of only the conditions precedent set forth in Article V below, and in reliance on the representations, warranties, covenants and agreements contained herein, Borrower, Agent and the undersigned Lenders (who constitute the Required Lenders) hereby agree as follows:
a.Agent and each of the undersigned Lenders hereby: (i) consent to the PPP Borrower applying for, obtaining and incurring the PPP Loan from the PPP Lender in a principal amount not to exceed $8,670,300 (ii) agree that the PPP Loan shall not constitute Indebtedness under the Credit Agreement and such amount and any interest related thereto shall not be included in the calculation of any financial covenant, financial ratio or utilization of any dollar basket in the Credit Agreement; provided, however, that any time the PPP Lender has finally determined that any principal amount of the PPP Loan will not be forgiven, such amount that is not forgiven will constitute “Indebtedness” that shall be deemed to be permitted under Section 6.01 of the Credit Agreement; (iii) waive any requirement under the Credit Agreement that Borrower prepay the Obligations with the net cash proceeds of the incurrence of the PPP Loan, (iv) agree that any repayment, prepayment or forgiveness of the PPP Loan or any interest thereon shall be permitted notwithstanding any prohibition to the contrary contained in the Loan Documents, (v) consent to (1) the inclusion of expenses incurred and for which the PPP Loan has been used in an aggregate amount not to exceed the amount of the PPP Loan plus any fees, costs and expenses in connection with the application for, and maintenance of, the PPP Loan as a new add-back to the definition of “Consolidated EBITDA” and a corresponding reduction to “Excess Cash Flow” (to the extent paid in cash) and (2) the exclusion of the PPP Loan from any reduction to “Consolidated EBITDA” pursuant to clause (b)(iii) of the definition thereof in connection with any gains realized from the retirement or forgiveness of the PPP Loan, whether or not constituting Indebtedness under the Credit Agreement, (vi) consent to the incurrence of each of the Foreign Loans, and (vii) waive any requirement under the Credit Agreement that Borrower prepay the Obligations with the net cash proceeds of the incurrence of the Foreign Loans. As consideration for such consent and waiver, Borrower agrees to comply with the following conditions, covenants and agreements (collectively, the “PPP Conditions”): (A) the principal amount of the PPP Loan shall not exceed $8,670,300 (B) Borrower shall cause the PPP Borrower to endeavor in good faith to use the proceeds of the PPP Loan in accordance (in all material respects) with, and only for purposes permitted under, the terms, provisions and guidelines of the PPP (or otherwise in accordance with the guidelines of the Small Business Administration or any other applicable United States Governmental Authority); (C) the Loan Parties shall endeavor in good faith to comply with the terms and guidelines of the PPP with respect to the PPP Loan in all material respects; and (D) the Loan Parties covenant and agree that (x) the Loan Parties shall comply with the PPP Conditions and (y) the Loan Parties shall, reasonably promptly upon any Loan Party’s receipt thereof, provide Agent with copies of any material written correspondence from the PPP Lender, the Small Business Association or any other applicable Governmental Authority with respect to the PPP Loan following the PPP Lender’s

Exhibit 10.2
making the PPP Loan available to the PPP Borrower (including any notices of defaults thereunder, any requirement of any Loan Party or any affiliate or any shareholder, member or partner of any of the foregoing to make any prepayment on the PPP Loan, and the forgiveness of all or any portion of the PPP Loan).
b.The limited consents and waivers set forth in this Article III shall not be deemed a consent to the breach by the Loan Parties of other covenants or agreements contained in the Credit Agreement or any other Loan Documents with respect to any other transaction or matter not related to the PPP Loan. Borrower agrees that the limited consents and waivers set forth in this Article III shall be limited to the precise meaning of the words as written therein and shall not be deemed (i) to be a consent to, or any waiver or modification of, any other term or condition of the Credit Agreement or any other Loan Document, or (ii) to prejudice any right or remedy that Agent or the Lenders may now have or may in the future have under or in connection with the Credit Agreement or any other Loan Document other than with respect to the matters for which the limited consents and waivers set forth in this Article III have been provided. Other than as described in this Agreement, the limited consents and waivers set forth in this Article III shall not alter, affect, release or prejudice in any way any of the Obligations under the Credit Agreement or under any other Loan Document. This Agreement shall not be construed as establishing a course of conduct on the part of Agent or Lenders upon which the Loan Parties may rely at any time in the future. Borrower expressly waives any right to assert any claim to such effect at any time.
ARTICLE IV
AMENDMENTS

4.01Amendments. Effective as of the Effective Date (as defined below), Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“SECTION 6.13 Financial Covenants.
(a) The Borrower will not permit the Secured Net Leverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending June 30, 2021, to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter	Secured Net Leverage Ratio
June 30, 2021	6.00:1.00
September 30, 2021 and each fiscal quarter ending thereafter	5.00:1.00
(b) [Reserved].
(c) The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending June 30, 2021 to be below 1.0 to 1.0.”

Exhibit 10.2
ARTICLE V
REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to each Lender party hereto and Agent, as of the date hereof as follows:

5.01Authority. The execution, delivery and performance by Borrower of this Agreement, and the transactions contemplated hereby or thereby, have been duly authorized by all necessary action, and this Agreement is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
5.02No Defaults. No Default or Event of Default has occurred and is continuing.
ARTICLE VI
CONDITIONS PRECEDENT AND FURTHER ACTIONS

6.01Conditions Precedent. The amendments, consents and waivers contained in Articles III and IV shall be deemed effective as of the date first set forth above when each of the following conditions precedent have been satisfied in form and substance satisfactory to Agent and its counsel (such date, the “Effective Date”):

(a)Agent shall have received duly executed counterparts of this Agreement which, when taken together, bear the authorized signatures of Borrower, Agent and the Lenders comprising the Required Lenders;
(b)Agent shall have received a fully executed amendment and consent from the required lenders under the Junior Credit Agreement substantially similar to this Agreement; and
(c)Borrower shall have paid all fees and expenses (provided that legal fees required to be paid as a condition precedent to the occurrence of the Effective Date shall be limited to such legal fees as to which Borrower has received a summary invoice) owed to and/or incurred by Agent and the Required Lenders in connection with this Agreement.
ARTICLE VII
MISCELLANEOUS

7.01Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, Lenders, and their respective successors and assigns. The successors and assigns of Borrower include, without limitation, their respective receivers, trustees, and debtors-in-possession.
7.02Further Assurances. Borrower hereby agrees from time to time, as and when requested by Agent or any Lender, to execute and deliver or cause to be executed and delivered all such documents, instruments and agreements and to take or cause to be taken such further or other action as Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement and the other Loan Documents.
7.03Loan Document. This Agreement shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.
7.04Governing Law. THIS AGREEMENT AND, UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE

Exhibit 10.2
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
7.05Consent to Forum. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.01 OF THE CREDIT AGREEMENT. A FINAL JUDGMENT IN ANY PROCEEDING OF ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISIDICTIONS BY SUIT ON THE JUDGMENT OR ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.
7.06Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.
7.07Entire Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
7.08Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective on the Effective Date. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.
7.09Costs and Expenses. Borrower agrees to reimburse Agent for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Agreement.
7.10Reference to and Effect upon the Loan Documents. The Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof, and are hereby ratified and confirmed. In each case except as expressly provided in this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
7.11Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.
IN WITNESS WHEREOF, duly authorized representatives of the parties have executed this Agreement and the parties have delivered this Agreement, each as of the day and year first written above.

Exhibit 10.2

BORROWER:

HORIZON GLOBAL CORPORATION
a Delaware corporation

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: General Counsel, Chief Compliance Officer and Corporate Secretary

AGENT:

Cortland Capital Market Services LLC, (as successor to JPMorgan Chase Bank, N.A.) as Administrative Agent

By: /s/ Jon Kirschmeier
Name: Jon Kirschmeier
Title: Associate Counsel

LENDERS:

Corre Partners Management, L.L.C., as Lender Representative

By: /s/ Eric Soderlund
Name: Eric Soderlund
Title: Managing Partner

Corre Opportunities Qualified Master Fund, LP, as Lender

By: /s/ Eric Soderlund
Name: Eric Soderlund
Title: Managing Partner

Exhibit 10.2

Corre Horizon Fund, LP, as Lender

By: /s/ Eric Soderlund
Name: Eric Soderlund
Title: Managing Partner

Corre Opportunities II Qualified Master Fund, LP, as Lender

By: /s/ Eric Soderlund
Name: Eric Soderlund
Title: Managing Partner